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Quarterly Earnings Summary

Q4 2013

Exhibit 99.2

This Q4-2013 Quarterly Earnings Summary contains forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date first set forth above and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted EBITDA” . See page
12 for a note regarding the Company’s use of Non-GAAP financial measures and slide 10 for a reconciliation of GAAP to non-GAAP.
Forward looking statements

Growth
• Four consecutive quarters of revenue and
Adjusted EBITDA growth
• Q4 revenue of $27M up 30 percent
from prior year period
• Q4 Network revenue up 112 percent
from the prior year period
• Q4 O&O revenue up 20 percent
from Q3 2013
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12
Key Takeaways
Financials
• Ended FY-13 with $5.1M in total cash
• Reached FY-13 revenue of $94.4M
and Adjusted EBITDA of $4.5M
• Finished Q4 with $1.4M of Adjusted
EBITDA
• 2014 guidance: Revenue between $103M
and $107M, and  Adjusted EBITDA
between $3M and $4M
Mobile
• Q4 mobile traffic up 24 percent
from prior year period
• Q4 mobile traffic 39 percent of
overall traffic
• Launched Havvit
TM
Local Shopping App
powered by Krillion platform
• Launched Mobile Pay-Per-Call
Lead Generation Network

$ in Millions Q4-13 Q3-13 Q4-12 FY-13
GAAP Revenue $         26.8 $         23.5 $        20.6 $           94.4
Adjusted EBITDA $           1.4 $           1.3 $        (0.7) $             4.5
Net Loss $         (1.7) $         (1.7) $        (7.9) $        (10.4)
Diluted Adjusted EBITDA per share $         0.06 $         0.06 $      (0.03)   $           0.20
Diluted GAAP net loss per share $       (0.07) $       (0.08) $      (0.36) $        (0.45)
Diluted weighted avg shares used for Adj EBITDA per share 23,231 23,191 22,131 22,967
Diluted weighted avg shares used for GAAP net loss per share 23,037 22,962 22,131 22,862
Cash $         5.07 $         4.85 $         3.70 $         5.07
Employees 88 89 146 88
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12
Financials and Key Metrics at a Glance

120.00
100.00
80.00
60.00
40.00
20.00
0.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
0.00
$332
$285
$299
$276
$230
$215
$199.5
$180.3
$178
93.7
93.6
100.8
101.0
100.0
106.2
93.4
80.0
80.4
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
MUV
RKV

Quarterly Earnings Summary: Q4 2013

MUV - RKV

$16
$14
$12
$10
$8
$6
$4
$2
$0
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Up 112% from Q4-2012

Quarterly Earnings Summary: Q4 2013

Network Revenue Trends $ in Millions Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Network Revenue $5.1 $4.1 $5.0 $5.0 $7.6 $8.3 $11.6 $14.5 $16.1

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
$24.8
$24.3
$26.7
$24.4
$20.6
$21.5
$22.7
$23.5
$26.8
$5.1
$4.2
$4.1
$5.0
$7.6
$8.3
$11.6
$14.5
$16.1
$19.8
$20.1
$22.6
$19.4
$12.9
$13.2
$11.1
$8.9
$10.7
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
O&O
Network

100%
80%
60%
40%
20%
0%
20%
17%
15%
20%
37%
39%
51%
62%
60%
80%
83%
85%
80%
63%
61%
49%
38%
40%
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13

Quarterly Earnings Summary: Q4 2013

Consolidated Quarterly Revenues
% of Total Revenue by Business Unit
Quarterly Revenues by Business Unit
$ in Millions Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13
Network
$      5.1 $        4.2 $      4.1 $      5.0 $      7.6 $      8.3 $    11.6 $    14.5 $    16.1
O&O $    19.8 $      20.1 $    22.6 $    19.4 $    12.9 $    13.2 $    11.1 $      8.9 $    10.7
Consolidated  Revenue $    24.8 $      24.3 $    26.7 $    24.4 $    20.6 $    21.5 $    22.7 $    23.5 $    26.8

35M
30M
25M
20M
15M
10M
5M
0
8M
12M
19M
25M
25M
32M
34M
32M
31M
50%
40%
30%
20%
10%
0%
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13

Quarterly Earnings Summary: **Q4 2013**

Mobile Traffic Q4 mobile traffic up 24% from prior year period Mobile traffic represents 39% of total overall traffic

Reconciliation of Adjusted EBITDA to GAAP
Net Income (Loss)
Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $3,500
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (1,700)
Less provision for income taxes (158) (102) (178) (111) (139) (200)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (900)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)
Less LEC receivable reserve - (1,407) (1,721)
Less net loss from discontinued operations - (6,899) (14,250) (3,729)
Plus gain on sale of Rovion - 1,458
Plus revaluation of warrants - 887 2,633 202 1,100
Less Geo-Tag settlement (2,981) (550)
Less non-recurring charges (520) (1,461) (684) (1,108) (1,200)
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,362) $(5,300)
*As of February 2014
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

Key Balance Sheet Metrics
$ in Millions Q4-12 Q1-13 Q2-13 Q3-13 Q4-13
Assets
Cash & marketable debt securities $     3.7 $     3.1 $     4.8 $     4.8 $     5.1
Accounts receivable, net
10.6 10.7 13.4 14.9 17.3
Total Assets 49.9 49.1 50.4 51.4 51.6
Liabilities and Equity
Total Debt 10.0 9.0 11.7 11.7 12.7
Total Liabilities
21.5 22.8 27.1 29.7 31.3
Total Liabilities & Equity $   49.9 $   49.1 $   50.4 $   51.4 $   51.6

Business Outlook
$ in Millions FY-2014
Total Revenue $103M – 107M
Adjusted EBITDA $3.0M – 4.0M
Per Diluted Share $0.13 – $0.17
Diluted  Weighted Avg. Shares 23,500
Projected as of  February 13, 2013
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

Use of Non-GAAP Measures
This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding:
provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges;
gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; LEC reserve; finance related charges; accrued lease liability/asset; expenses related to a settlement accrual and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure.  A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability;  and severance charges which are not directly attributable to the underlying performance of the company’s business operations.
Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that
Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the
GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.